UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

611 Gateway Boulevard, Suite 273 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

601 Gateway Boulevard, Suite 1250

South San Francisco, California 94080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.02	Termination of a Material Definitive Agreement.

On December 22, 2023, the Board of Directors of Quince Therapeutics, Inc. (the “Company”), following its prior decision to discontinue internal development of NOV004, approved that certain Mutual Termination of License Agreement (the “Termination Agreement”) by and between the Company and Purdue Research Foundation (“PRF”), to terminate the License Agreement dated June 3, 2020, as amended on March 17, 2022, July 22, 2022, and June 23, 2023 (the “License Agreement”). Under the License Agreement, the Company obtained from PRF an exclusive worldwide license under certain bone fracture repair related patents and technology developed by Purdue University, including patents claiming NOV004 and related compounds and use of such compounds in the treatment of bone fractures.

Under the Termination Agreement, the License Agreement is terminated effective as of October 31, 2023. The Company agreed to reimburse PRF for certain fees and costs incurred in connection with the prosecution of the licensed patents prior to termination. The Company also agreed to assign to PRF certain documents and materials developed by the Company in connection with the development of the licensed product under the License Agreement, subject to the Company’s retained right to use such documents and materials for internal research purpose.

If during a specified period following the termination of the License Agreement, PRF assigns or grants any license, option or other rights under the licensed patents to certain third parties that the Company has identified in its prior efforts to pursue out-licensing opportunity, PRF would be required to pay the Company 35% of related payments received by PRF.

The License Agreement, dated as June 30, 2020, by and between the Company and PRF, and Amendment No. 1 to the License Agreement, dated as of March 17, 2022, by and between the Company and PRF, are filed as Exhibit 10.18 and 10.19, respectively, to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2022. Amendment No. 2 to the License Agreement dated as of July 22, 2022, by and between the Company and PRF, is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 9, 2022, and Amendment No. 3 to the License Agreement, dated as of June 23, 2023, by and between the Company and PRF, is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on November 9, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quince Therapeutics, Inc.

	By:	/s/ Dirk Thye
Date: December 22, 2023	Name:	Dirk Thye
	Title:	Chief Executive Officer

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